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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

           DATE OF REPORT                                 AUGUST 3, 2004
           --------------
    (Date of earliest event reported):

                        EXTENDICARE HEALTH SERVICES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

     DELAWARE         333-43549, 333-97293 AND 333-116927       98-0066268
     --------         -----------------------------------       ----------
 (State or other            (Commission File Number)           (IRS Employer
 jurisdiction of                                            Identification No.)
  incorporation)
              111 WEST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53203
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (414) 908-8000
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) Exhibits. The following exhibit is being filed herewith:

                           (99) Extendicare Health Services, Inc. press release
                                dated August 3, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 3, 2004, Extendicare Health Services, Inc. (the "Company") issued a press release (the "Press Release") announcing the Company's financial results for the quarter ended June 30, 2004. A copy of the Company's Press Release is furnished as Exhibit 99 hereto and is incorporated by reference herein.

         The Company's Press Release includes references to EBITDA, which is not a measure of performance under generally accepted accounting principles ("GAAP") in the United States of America. The Company uses EBITDA as a key performance indicator and EBITDA as a percentage of total revenues as a measurement of margin. The Company understands that EBITDA, or derivatives thereof, are customarily used by lenders, financial and credit analysts and many investors as a performance measure in evaluating healthcare acquisitions. Moreover, substantially all of the Company's financing agreements, including the indenture governing the Company's 9.5% Senior Notes due 2010, the indenture governing its 6.875% Senior Subordinated Notes due 2014 and its credit facility, contain covenants in which EBITDA is used as a measure of compliance. Thus, the Company uses EBITDA to monitor compliance with these financing agreements. EBITDA should not be considered in isolation or as a substitute for net income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with GAAP, or as a measure of profitability or liquidity.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EXTENDICARE HEALTH SERVICES,
                                           INC.

Date:    August 3, 2004

                                          By: /s/ Mark W. Durishan
                                          --------------------------------------
                                          Mark W. Durishan
                                          Vice President, Chief Financial
                                          Officer and Treasurer (principal
                                          financial officer and principal
                                          accounting officer)


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                        EXTENDICARE HEALTH SERVICES, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              DATED AUGUST 3, 2004

EXHIBIT NUMBER

      99        Extendicare Health Services, Inc. Press Release dated August 3,
                2004.